                      SEI INSTITUTIONAL INTERNATIONAL TRUST

                         SUPPLEMENT DATED APRIL 8, 2004
    TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JANUARY 31, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

VALUATION OF FOREIGN EQUITY SECURITIES AND SECURITIES THAT TRADE ON NASDAQ

The SAI is hereby amended and supplemented to reflect (i) the International Equity Fund's and Emerging Markets Equity Fund's use of a third party valuation vendor and (ii) changes in the valuation of securities that trade on NASDAQ as described below. Accordingly, the first and second paragraphs under the section on pages S-40 and S-41 entitled "PURCHASE AND REDEMPTION OF SHARES" are hereby deleted and replaced with the following:

          The purchase and redemption price of shares is the net asset value of each share. Information about the market value of each portfolio security may be obtained by the Administrator from independent pricing services.
     The pricing services may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures used by the pricing services and their valuations methodologies are reviewed by the officers of the Trust under the general supervision of the Trustees.

          Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day") or, if there is no such reported sale, at the most recently quoted bid price. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, except that a Fund that holds securities included in the S&P 500 Amex Pricing Pilot Program, in which the S&P 500 Index is calculated using the Amex Official Closing Price ("AOCP") for certain NASDAQ listed securities, may value those securities using the AOCP for the duration of the Program. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. If such prices are not available or are deemed to be unreliable, the security will be valued at fair value as determined in good faith by the Board of Trustees. The International Equity Fund and Emerging Markets Equity Fund utilize a third party fair valuation service provider in valuing the Funds' foreign equity securities. The service provider values these Funds' securities based on certain factors and methodologies (generally based on valuation correlation between the U.S. market and each non-U.S. security) in the event of a movement in the U.S. market that exceeds certain thresholds established by the Fair Value Pricing Committee. If the Adviser or Sub-Adviser, as applicable, believes that the third party service provider's valuations are not reliable, these securities may be valued by the Fair Value Pricing Committee. Additional information about valuing securities at fair value is provided under the sub-section "Fair Value Pricing Committee."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE